Exhibit 10.1

Execution Version

SECOND AMENDMENT TO agreement and plan of merger

This SECOND AMENDMENT TO agreement and plan of merger (this “Amendment”), is entered into as of June 1, 2018, by and among TheMaven, Inc., a Delaware corporation (“TheMaven”), HP Acquisition Co., Inc., a Delaware corporation and a wholly-owned subsidiary of TheMaven (“MergerSub”), HubPages, Inc., a Delaware corporation (the “Company”), and, solely with respect to Section 10.6 of the Merger Agreement (as defined below) (to the extent set forth therein), Paul Edmondson as the Securityholder Representative (in his capacity as such, the “Securityholder Representative”). TheMaven, MergerSub, the Company and the Securityholder Representative are each, individually, a “Party” or, collectively, the “Parties.” Capitalized terms used but not otherwise defined herein will have the same meanings ascribed to such terms in the Merger Agreement.

RECITALS

WHEREAS, the Parties entered into that certain Agreement and Plan of Merger, dated as of March 13, 2018, by and among the Parties (the “Original Merger Agreement”);

WHEREAS, the Parties entered into an Amendment to the Original Merger Agreement, dated as of April 25, 2018 (the Original Merger Agreement, as amended, the “Merger Agreement”);

WHEREAS, the Parties desire, solely on the terms and subject to the conditions set forth herein, to further amend certain terms and conditions of the Merger Agreement pursuant to Section 11.12 of the Merger Agreement; and

WHEREAS, except for the terms and conditions of the Merger Agreement specifically amended herein, the remaining terms and conditions of the Merger Agreement remain in full force and effect.

NOW, THEREFORE, in consideration of the premises and the respective covenants, agreements and conditions contained herein, the parties hereto agree as follows:

ARTICLE I

1.	Amendment Payments. On or before June 15, 2018, TheMaven shall:

a)	pay to Orrick its fees and expenses incurred by the Company in connection with the transactions contemplated by the Merger Agreement as of such date (the “Orrick Payment”); and

b)	deposit the sum of (i) Five Million Dollars ($5,000,000) minus (ii) the amount of the Orrick Payment (the “Revised Termination Fee” and, together with the Orrick Payment, the “Amendment Payments”), pursuant to the terms of an Escrow Agreement in substantially the form attached hereto as Exhibit A (the “RTF Escrow Agreement”).

2.	Payment of Employee Bonuses. Pursuant to Section 4.1 of the Merger Agreement, TheMaven hereby consents to the payment of bonuses to certain employees of the Company at the discretion of the Company in respect of the Company’s fiscal quarters ended March 31, 2018, in an aggregate amount not to exceed One Hundred Twenty Five Thousand Dollars ($125,000), and June 30, 2018, in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000), respectively, in each case, payable no later than the Business Day immediately prior to the Closing Date.

3.	Bring-Down Certification. The Company hereby certifies to TheMaven as follows:

a.	The representations and warranties of the Company set forth in Section 2 of the Merger Agreement are true and correct in all material respects as of the date hereof, except for representations and warranties made as of a specified date, which are true and correct in all material respects as of such date.

b.	The Company has performed or complied with, in all material respects, its agreements and covenants required to be performed or complied with under the Merger Agreement prior to the Effective Time.

4.	Satisfaction by the Company of Certain Closing Conditions. From and after the date hereof, the Company shall irrevocably be deemed to have satisfied in full all the conditions set forth in Sections 5 and 7 of the Merger Agreement other than the conditions set forth in (i) Section 7.3 of the Merger Agreement with respect to any conditions or circumstances arising following the date hereof, (ii) Section 7.4 of the Merger Agreement, (iii) Section 7.5 of the Merger Agreement (solely with respect to the conditions set forth in Section 7.3 of the Merger Agreement with respect to any conditions or circumstances arising following the date hereof) and (iv) Section 7.12 of the Merger Agreement. For the avoidance of doubt, the preceding sentence shall not apply to Section 7.14 of the Merger Agreement in the event Section 5(e) of this Amendment becomes effective.

5.	Amendment of Merger Agreement. On condition, and solely to the extent, that TheMaven pays each of the Amendment Payments to Orrick and the escrow agent appointed pursuant to the provisions of the RTF Escrow Agreement, respectively, on or before June 15, 2018, the Merger Agreement shall be amended as follows with effect from such time as the Amendment Payment are both received by Orrick and such escrow agent, respectively:

a.	Termination. Each reference to the date “June 1, 2018” in Section 11.1 of the Merger Agreement shall be deemed to refer to the date “August 31, 2018”; and the Termination Fee shall be deemed to be equal to the dollar amount of the Revised Termination Fee.

b.	Operation of the Company to Closing. Each reference to “the date of this Agreement” in Section 4.1 of the Agreement shall be deemed to refer to the date hereof.

c.	Stock Awards. Section 4.2(a) of the Merger Agreement shall be deleted and replaced in its entirety by the following:

“At the Closing, each Key Personnel shall be awarded a number of shares of unvested TheMaven Common Stock that constitute the Stock Awards equal to the product of (i) such Key Personnel’s Stock Pro Rata Share multiplied by the number of shares of unvested TheMaven Common Stock that constitute the Stock Awards. Each such Stock Award held by such Key Personnel shall (i) vest in twenty-four (24) equal monthly installments commencing on June 1, 2019, so long as such Key Personnel is continuously employed by TheMaven or any Affiliate thereof, including the Surviving Corporation, and (ii) be subject to a right of repurchase by TheMaven as set forth in Section 4.2(b). Notwithstanding the foregoing, in the event that a Key Personnel is terminated by TheMaven or any Affiliate thereof for a reason other than Cause or resigns for Good Reason, each upon or following the Closing Date, then the shares of TheMaven Common Stock held by such Key Personnel shall become fully vested immediately prior to such termination or resignation and shall no longer be subject to a right of repurchase of TheMaven as set forth in Section 4.2(b).”

d.	Issuance of TheMaven Stock Options.

i.	Section 4.2 of the Merger Agreement shall be amended by adding the following new subsection (g):

“(g) No later than thirty (30) Business Days after the Closing Date, TheMaven shall issue options to purchase up to an aggregate 150,000 shares of TheMaven Common Stock to those persons and in those amounts as set forth on Schedule A hereto, with no one person to be granted an option for more than 10,000 shares (the “Additional Options”). The Additional Options will have an exercise price equal to their Fair Market Value (as that term is defined in TheMaven’s 2016 Stock Incentive Plan) at the time of grant, be exercisable for a period of ten years after grant, and shall vest in twenty-four (24) equal monthly installments commencing on June 1, 2019, so long as such option holder is continuously employed by TheMaven or any Affiliate thereof, including the Surviving Corporation.”

ii.	The Merger Agreement shall be amended by adding Schedule A hereto as a new Schedule A to the Merger Agreement.

e.	Conditions to the Obligations of TheMaven and MergerSub. The Merger Agreement shall be amended by adding the following new Section 7.14:

“(i) The representations and warranties of the Company set forth in Sections 2.1, 2.2 and 2.3 shall be true and correct in all material respects as of the Closing Date, except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such date; and (ii) TheMaven shall have received from the Chief Executive Officer of the Company a certificate certifying that the condition set forth in the foregoing clause (i) has been satisfied.”

f.	Indemnity Escrow Matters:

i.	Sections 1.7(a)(i), 4.11 and 5.4 of the Merger Agreement and Exhibit B of the Merger Agreement shall each be deleted and replaced in their entirety by the following:

“[Reserved]”

ii.	Section 10.4(a) of the Merger Agreement shall be deleted and replaced in its entirety by the following:

Notwithstanding anything to the contrary contained in this Agreement, in the event that the Indemnity Stockholders have an obligation to indemnify any TheMaven Indemnified Person hereunder, such obligation shall solely be satisfied by the payment to TheMaven by the Founders, on a pro rata basis, of such number of shares of unvested Stock Awards issued to the Founders as is equal in value to such indemnifiable Loss calculated based on a value of $2.50 per share (the “Indemnification Shares”). Any amounts used to satisfy an indemnifiable Loss shall be treated by the Parties as an adjustment to the consideration payable under this Agreement for all Tax purposes to the maximum extent permitted by applicable Legal Requirements.

iii.	Section 10.4(b) of the Merger Agreement shall be deleted and replaced in its entirety by the following:

“Recourse against the Indemnification Shares shall be the sole and exclusive remedy of the TheMaven Indemnified Persons with respect to any Losses of TheMaven Indemnified Persons indemnifiable hereunder.”

iv.	Section 10.4(c) of the Merger Agreement shall be deleted and replaced in its entirety by the following:

“[Reserved]”

v.	Section 10.6 of the Merger Agreement shall be deleted and replaced in its entirety by the following:

“(a) By virtue of the execution and delivery of a Release, and without any further action of any of the Indemnity Stockholders or the Company, each of the Indemnity Stockholders shall be deemed to have agreed to appoint the Securityholder Representative as their exclusive agent and attorney-in-fact, as their sole and exclusive representative for and on behalf of the Indemnity Stockholders and to receive and distribute payments, to give and receive notices and communications, to authorize payment to any TheMaven Indemnified Party in satisfaction of indemnification claims by any TheMaven Indemnified Party pursuant to Section 10 of this Agreement, to object to such payments, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to, any indemnification claim hereunder or any dispute between any TheMaven Indemnified Party and any Indemnity Stockholders, in each case relating to this Agreement or the Merger, and to take all other actions that are either (i) necessary or appropriate in the judgment of the Securityholder Representative for the accomplishment of the foregoing or (ii) specifically mandated by the terms of this Agreement. Notwithstanding the foregoing, the Securityholder Representative shall have no obligation to act on behalf of the Indemnity Stockholders, except as expressly provided in this Agreement and, for the avoidance of doubt, there are no obligations of the Securityholder Representative in any ancillary agreement, schedule, exhibit or the Company Disclosure Schedule. The Securityholder Representative may resign at any time. The immunities and rights to indemnification shall survive the resignation or removal of the Securityholder Representative and the Closing and/or any termination of this Agreement. No bond shall be required of the Securityholder Representative. Other than in connection with any claim pursued by a TheMaven Indemnified Party directly against an Indemnity Stockholder, notices or communications to or from the Securityholder Representative shall constitute notice to or from the Indemnity Stockholders. The powers, immunities and rights to indemnification granted to the Securityholder Representative hereunder are coupled with an interest and shall be irrevocable and survive the death, incompetence, bankruptcy or liquidation of any Indemnity Stockholder and shall be binding on any successor thereto.

(b) The Securityholder Representative may (i) rely and act upon any statement, report or opinion prepared by or any advice received from the auditors, counsel or other professional advisors of the Securityholder Representative, (ii) rely upon any signature believed by him to be genuine, and (iii) reasonably assume that a signatory has proper authorization to sign on behalf of the applicable Indemnity Stockholder or other party. Absent fraud, gross negligence or willful misconduct, neither the Securityholder Representative nor his Representatives shall be responsible or held liable, in each case to any Indemnity Stockholder for any loss or damage resulting from so relying or from acting in accordance with this Agreement as the Securityholder Representative.

(c) A decision, act, consent or instruction of the Securityholder Representative, including an amendment of any provision of this Agreement pursuant to Section 11.12 of this Agreement, shall constitute a decision of the Indemnity Stockholders and shall be final, binding and conclusive upon the Indemnity Stockholders and shall be binding on their successors as if expressly confirmed and ratified in writing, and TheMaven may rely upon any such decision, act, consent or instruction of the Securityholder Representative as being the decision, act, consent or instruction of the Indemnity Stockholders. All defenses which may be available to any Indemnity Stockholder to contest, negate or disaffirm the action of the Securityholder Representative taken in good faith under this Agreement are waived. TheMaven is hereby relieved from any liability to any person for any acts done by TheMaven in accordance with such decision, act, consent or instruction of the Securityholder Representative.

(d) Each Indemnity Stockholder agrees (i) to jointly and severally indemnify and hold harmless the Securityholder Representative from and against any and all losses, claims, damages, costs, judgements, fines, amounts paid in settlement, expenses (including, without limitation, legal fees and expenses on a full indemnity basis, costs of counsel and other skilled professionals and in connection with seeking recovery from insurers) and liabilities (collectively, such losses, claims, damages, costs, expenses and liabilities being the “Indemnified Liabilities”) to which Securityholder Representative may become subject, insofar as such Indemnified Liabilities (or actions, suits, or proceedings, including any inquiry or investigation or claim, in respect thereof) arise out of, in any way relate to, or result from its acting as Securityholder Representative under this Agreement and (ii) to reimburse the Securityholder Representative upon demand for all legal or other expenses, if any, incurred in connection with its acting as Securityholder Representative, other than in the case of fraud, gross negligence or willful misconduct, on condition that the Securityholder Representative has acted in compliance with this Agreement. Such Indemnified Liabilities may be recovered directly from the Indemnity Stockholders. The Indemnity Stockholders acknowledge that the Securityholder Representative shall not be required to expend or risk his own funds or otherwise incur any financial liability in the exercise or performance of any of its powers, rights, duties or privileges or pursuant to this Agreement or the transactions contemplated hereby. Furthermore, the Securityholder Representative shall not be required to take any action unless the Securityholder Representative has been provided with funds, security or indemnities which, in its determination, are sufficient to protect the Securityholder Representative against the costs, expenses and liabilities which may be incurred by the Securityholder Representative in performing such actions.”

vi.	The last sentence of Section 11.3 of the Merger Agreement shall be deleted and replaced in its entirety by the following:

“Notwithstanding the foregoing, TheMaven shall pay the fees and expenses of the Auditors in connection with the preparation of the Company Financial Statements.”

vii.	The Merger Agreement shall be amended by deleting from Exhibit A thereof the definitions of “Additional Common Escrow Consideration”, “Additional Preferred Escrow Consideration”, “Common Indemnity Escrow Amount”, “Escrow Agent”, “Escrow Agreement”, “Indemnity Escrow Amount”, “Preferred Indemnity Escrow Amount” and “Pro Rata Portion”.

viii.	The definitions of “Common Stock Per Share Amount” set forth in Exhibit A of Merger Agreement shall be deleted and replaced in its entirety by the following:

“Common Stock Per Share Amount” shall mean an amount equal to (i) Five Million Nine Hundred Fifty Thousand Dollars ($5,950,000) in cash, plus the Aggregate Exercise Price, divided by (ii) the Fully-Diluted Common Stock.

ix.	The definition of “Preferred Stock Per Share Amount” set forth in Exhibit A of Merger Agreement shall be deleted and replaced in its entirety by the following:

“Preferred Stock Per Share Amount” shall mean an amount equal to (i) Four Million Fifty Thousand Dollars ($4,050,000), divided by (ii) the number of shares of issued and outstanding Company Preferred Stock as of immediately prior to the Effective Time.

For the avoidance of doubt, if TheMaven fails to pay each of the Amendment Payments to Orrick and the escrow agent appointed pursuant to the provisions of the RTF Escrow Agreement, respectively, on or before June 15, 2018, then this Section 5 of this Article I shall be of no force or effect.

ARTICLE II

Miscellaneous

1.	Definitions. Unless the context otherwise requires, the capitalized terms used in this Amendment shall have the meanings set forth in the Merger Agreement. Each reference to the term “Agreement” in the Merger Agreement shall be deemed to refer to the Merger Agreement, as amended hereby.

2.	Construction. Sections 11.5, 11.7, 11.8, 11.9, 11.12, 11.13, 11.14, 11.15, 11.6 and 11.18 of the Merger Agreement are incorporated herein by reference, mutatis mutandis.

3.	Continuing Effect of the Merger Agreement. This Amendment shall not constitute an amendment of any other provision of the Merger Agreement not expressly amended herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, TheMaven, MergerSub, the Company, and the Securityholder Representative have caused this Amendment to be executed as of the date first written above.

THEMAVEN, Inc.

By:	/s/ James Heckman
Name: James Heckman
Title: Founder/CEO

HP ACQUISITION CO., INC.

By:	/s/ James Heckman
Name: James Heckman
Title: Founder/CEO

HUBPAGES, INC.

By:	/s/ Paul Edmondson
Name: Paul Edmondson
Title: Chief Executive Officer

PAUL EDMONDSON, as the Securityholder Representative

By:	/s/ Paul Edmondson
Name: Paul Edmondson, as the
Securityholder Representative

Exhibit A

FORM OF ESCROW AGREEMENT

Exhibit A

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the “Escrow Agreement”) is entered into as of June [●], 2018, by and among TheMaven, Inc. (“TheMaven”), HubPages, Inc. (the “Company”, and together with TheMaven, sometimes referred to individually as “Party” and collectively as the “Parties”), and JPMorgan Chase Bank, N.A. (the “Escrow Agent”). Capitalized terms not defined herein shall have the respective meanings assigned to them in that certain Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), dated as of March 13, 2018, by and among TheMaven, HP Acquisition Co., Inc., a Delaware corporation and a wholly-owned subsidiary of TheMaven (“Merger Sub”), the Company, and, solely with respect to Section 10.6 thereof (and to the extent set forth therein), Paul Edmondson as the Securityholder Representative (collectively with TheMaven, Merger Sub and the Company, the “Merger Agreement Parties”).

WHEREAS, the Merger Agreement Parties entered into an Amendment to Agreement and Plan of Merger, dated as of April 25, 2018, and a Second Amendment to Agreement and Plan of Merger dated as of June [1], 2018 (the “Second Amendment”); and

WHEREAS, pursuant to the Second Amendment, the Merger Agreement Parties have agreed to deposit in escrow the Revised Termination Fee (as defined in the Second Amendment) to fund TheMaven’s obligation to pay to the Company the Termination Fee (as defined in the Merger Agreement) on the terms and subject to the conditions set forth in the Merger Agreement, the Second Amendment and this Agreement, and the Merger Agreement Parties wish such deposit to be subject to the terms and conditions set forth herein.

1.          Appointment. The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.          Escrow Deposit; Investment. (a) Simultaneously with the execution and delivery of this Agreement, TheMaven agrees to deposit, or cause to be deposited, with Escrow Agent the sum of $[●]1 (“Escrow Deposit”). Escrow Agent shall hold the Escrow Deposit in one or more demand deposit accounts. No investment of the Escrow Deposit will be permitted during the term of this Agreement.

(b) All interest or other income earned (if any) under this Agreement shall be allocated to TheMaven and reported, by Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by TheMaven whether or not said income has been distributed during such year. Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, and shall remit such taxes to the appropriate authorities.

(c) If, pursuant to Section 3(a)(i) of this Escrow Agreement, TheMaven and the Company deliver to Escrow Agent a written instruction signed by both TheMaven and the Company, in the form of Exhibit A-1 annexed hereto, providing for the release of the Escrow Deposit to the Company and the holders of Company Preferred Stock (each, a “Company Preferred Holder”), then on or before the date required by applicable law, Escrow Agent will prepare and mail to each Company Preferred Holder listed in such written instruction, other than a Company Preferred Holder who demonstrates its status as a foreign corporation, foreign partnership, foreign trust or nonresident alien (a “Foreign Person”), in accordance with applicable tax law an IRS Form 1099-B or other applicable form reporting the aggregate amount received by such Company Preferred Holder, respectively, and any applicable cost basis information, including but not limited to, date of acquisition, cost basis, reported gain or loss, and covered/non-covered status, in accordance with applicable tax law. Escrow Agent will also prepare and file copies of such IRS Forms 1099-B or such other applicable form with the Internal Revenue Service or other applicable taxing authority on or before the date required, in accordance with applicable tax law. If Escrow Agent has not received from any Company Preferred Holder (i) a duly completed and executed IRS Form W-9 (or its successor form) in the case that such Company Preferred Holder, as the case may be, is not a Foreign Person or (ii) an applicable IRS Form W-8 (or its successor form), duly completed and executed, in the case that such Company Preferred Holder is a Foreign Person, then Escrow Agent shall deduct and withhold any taxes it deems appropriate from any payment made to such Company Preferred Holder, as applicable, as required by law, and shall remit such taxes to the appropriate authorities.

1 Note to Draft: Escrow Deposit to be an amount equal to the Revised Termination Fee (as defined in the Second Amendment).

(c) The Parties hereby represent to Escrow Agent that no other tax withholding or information reporting of any kind is required by Escrow Agent.

3.          Disposition and Termination. (a) The Parties shall act in accordance with, and Escrow Agent shall hold and release the Escrow Deposit as provided in, this Section 3 as follows:

(i) Upon the satisfaction or waiver of the conditions set forth in Sections 5, 6 and 7 of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing), TheMaven and the Company shall deliver to Escrow Agent a written instruction signed by both TheMaven and the Company, in the form of Exhibit A-1 annexed hereto, instructing the Escrow Agent to release on the Closing Date upon the consummation of the Merger an aggregate amount of cash equal to the Escrow Deposit as follows: (x) to the Company, the aggregate amount payable to holders of vested Company Options pursuant to Section 1.5(b)(iii) of the Merger Agreement; and (y) subject to the delivery prior to the Closing by the Company Preferred Holders to TheMaven of (1) completed and executed letters of transmittal in the form prescribed by the Merger Agreement effecting the surrender of Company Securities in exchange for the Merger Consideration and (2) all Company Stock Certificates surrendered pursuant to such letters of transmittal (or, if any such Company Stock Certificate(s) shall have been lost, stolen or destroyed, an affidavit sworn as to that fact by the holder of the relevant shares of Company Preferred Stock evidenced thereby), to the Company Preferred Holders, the lesser of (I) the sum of the Escrow Deposit minus the amount payable to the Company pursuant to clause (x) and (II) the aggregate of the Preferred Stock Per Share Amounts payable to the Company Preferred Holders.

(ii) If the Merger Agreement is terminated by TheMaven or the Company pursuant to Section 11.1(a) of the Merger Agreement, (x) TheMaven and the Company shall deliver to Escrow Agent a written instruction signed by both TheMaven and the Company, in the form of Exhibit A-1 annexed hereto, instructing the Escrow Agent to release the Escrow Deposit to TheMaven and (y) the Company shall cooperate with TheMaven and provide such assistance as is reasonably requested by TheMaven to facilitate the release by the Escrow Agent of the Escrow Deposit to TheMaven.

(iii) If the Merger Agreement is terminated by TheMaven or the Company pursuant to Section 11.1(b) of the Merger Agreement or by the Company pursuant to Section 11.1(e) of the Merger Agreement, in each case, (x) TheMaven and the Company shall deliver to Escrow Agent a written instruction signed by both TheMaven and the Company, in the form of Exhibit A-2 annexed hereto, instructing the Escrow Agent to release the Escrow Deposit to the Company and (y) TheMaven shall cooperate with the Company and provide such assistance as is reasonably requested by the Company to facilitate the release by the Escrow Agent of the Escrow Deposit to the Company.

(iv) If the Merger Agreement is terminated by TheMaven or the Company pursuant to Section 11.1(c) or (d) of the Merger Agreement, (x) TheMaven and the Company shall deliver to Escrow Agent a written instruction signed by both TheMaven and the Company, in the form of Exhibit A-3 annexed hereto, instructing the Escrow Agent to release the Escrow Deposit to TheMaven and (y) the Company shall cooperate with TheMaven and provide such assistance as is reasonably requested by TheMaven to facilitate the release by the Escrow Agent of the Escrow Deposit to TheMaven.

Notwithstanding anything to the contrary set forth in Section 8, any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Escrow Deposit, must be in writing and executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of the designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedule 1-A and 1-B (each an “Authorized Representative”), and delivered to Escrow Agent only by confirmed facsimile or as a Portable Document Format (“PDF”) attached to an email only at the fax number or email address set forth in Section 8 below. Each Designation of Authorized Representatives shall be signed by a Chief Executive Officer, Secretary, any Assistant Secretary or other duly authorized officer of the named Party. No instruction for or related to the transfer or distribution of the Escrow Deposit shall be deemed delivered and effective unless Escrow Agent actually shall have received it on a Business Day by facsimile or as a PDF attached to an email only at the fax number or email address set forth in Section 8 and in the case of a facsimile, as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number and Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrow Deposit if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent.

2

(b) Each Party authorizes Escrow Agent to use the funds transfer instructions (“Initial Standing Instructions”) specified for it below to disburse any funds due to such Party, without a verifying call-back or email confirmation as set forth below:

TheMaven:	The Company:
Bank Name:	Bank Name:
Bank Address:	Bank Address:
ABA number:	ABA number:
Credit A/C Name:	Credit A/C Name:
Credit A/C #	Credit A/C #
If Applicable:	If Applicable:
FFC A/C Name:	FFC A/C Name:
FFC A/C #:	FFC A/C #:
FFC A/C Address:	FFC A/C Address:

(c) In the event any funds transfer instructions other than the Initial Standing Instructions are set forth in a permitted instruction from a Party or the Parties in accordance with this Agreement (any such additional funds transfer instructions, “Additional Standing Instructions” and, together with the Initial Standing Instructions, the “Standing Instructions”), Escrow Agent will confirm such Additional Standing Instructions by a telephone call-back or email confirmation to an Authorized Representative of such Party or Parties, and Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative. No funds will be disbursed until such confirmation occurs. Each Party agrees that after such confirmation, Escrow Agent may continue to rely solely upon such Additional Standing Instructions and all identifying information set forth therein for such beneficiary without an additional telephone call-back or email confirmation. Further, it is understood and agreed that if multiple disbursements are provided for under this Agreement pursuant to any Standing Instructions, only the date, amount and/or description of payments may change without requiring a telephone call-back or email confirmation.

(d) The persons designated as Authorized Representatives and telephone numbers for same may be changed only in a writing executed by an Authorized Representative or other duly authorized officer of the applicable Party setting forth such changes and actually received by Escrow Agent via facsimile or as a PDF attached to an email. Escrow Agent will confirm any such change in Authorized Representatives by a telephone call-back or email confirmation to an Authorized Representative and Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative.

(e) Escrow Agent, any intermediary bank and the beneficiary’s bank in any funds transfer may rely upon the identifying number of the beneficiary’s bank or any intermediary bank included in a funds transfer instruction provided by a Party or the Parties and confirmed by an Authorized Representative. Further, the beneficiary’s bank in the funds transfer instructions may make payment on the basis of the account number provided in such Party’s or the Parties’ instruction and confirmed by an Authorized Representative even though it identifies a person different from the named beneficiary.

(f) As used in this Section 3, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed. The Parties acknowledge that the security procedures set forth in this Section 3 are commercially reasonable. Upon delivery of the Escrow Deposit in full by Escrow Agent pursuant to this Section 3, this Agreement shall terminate, and all the related account(s) shall be closed, subject to the provisions of Section 6 and 7.

(g) Notwithstanding anything to the contrary contained in this Agreement, in the event that an electronic signature is affixed to an instruction issued hereunder to disburse or transfer funds, such instruction shall be confirmed by a verifying call-back (or email confirmation) to an Authorized Representative.

3

4.          Escrow Agent. Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including but not limited to any fiduciary duty, shall be implied. Escrow Agent has no knowledge of, nor any obligation to comply with, the terms and conditions of any other agreement between the Parties, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Notwithstanding the terms of any other agreement between the Parties, the terms and conditions of this Agreement shall control the actions of Escrow Agent. Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties reasonably believed in good faith by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. Any notice, document, instruction or request delivered by a Party but not required under this Agreement may be disregarded by Escrow Agent. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Escrow Agent’s gross negligence or willful misconduct was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents. In the event Escrow Agent shall be uncertain, or believes there is some ambiguity, as to its duties or rights hereunder or receives instructions, claims or demands from any Party hereto which in Escrow Agent’s judgment conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, Escrow Agent shall be entitled either to: (a) refrain from taking any action until it shall be given (i) a joint written instruction executed by Authorized Representatives of both TheMaven and the Company which eliminates such conflict or (ii) a court order issued by a court of competent jurisdiction (it being understood that Escrow Agent shall be entitled conclusively to rely and act upon any such court order and shall have no obligation to determine whether any such court order is final); or (b) file an action in interpleader. Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Deposit, including, without limitation, the Escrow Deposit nor shall Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. The Parties grant to Escrow Agent a lien and security interest in the Escrow Deposit in order to secure any indemnification obligations of the Parties or obligation for fees or expenses owed to Escrow Agent hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action; provided, however, that the foregoing shall not apply to the extent such loss or damages is caused by fraud on the part of the Escrow Agent.

5.          Succession. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving no less than thirty (30) days advance notice in writing of such resignation to the Parties or may be removed, with or without cause, by the Parties at any time after giving not less than thirty (30) days advance joint written notice by delivery of a joint written instruction executed by Authorized Representatives of both TheMaven and the Company to Escrow Agent. Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Escrow Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, appointed by the Parties, or such other person designated by the Parties, or in accordance with the directions of a final court order, at which time of delivery, Escrow Agent’s obligations hereunder shall cease and terminate. If prior to the effective resignation or removal date, the Parties have failed to appoint a successor escrow agent, or to instruct Escrow Agent to deliver the Escrow Deposit to another person as provided above, or if such delivery is contrary to applicable law, at any time on or after the effective resignation date, Escrow Agent either (a) may interplead the Escrow Deposit with a court located in the State of Delaware and the costs, expenses and reasonable attorney’s fees which are incurred in connection with such proceeding may be charged against and withdrawn from the Escrow Deposit; or (b) appoint a successor escrow agent of its own choice. Any appointment of a successor escrow agent shall be binding upon the Parties and no appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Escrow Agent shall deliver the Escrow Deposit to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be Escrow Agent under this Agreement without further act.

6.          Compensation; Acknowledgment. (a) The Parties agree jointly and severally to pay Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing, shall be as described in Schedule 2.

(b) Each of the Parties further agrees to the disclosures and agreements set forth in Schedule 2.

7.          Indemnification and Reimbursement. The Parties agree jointly and severally to indemnify, defend, hold harmless, pay or reimburse Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, costs or expenses (including reasonable and documented attorney’s fees) (collectively “Losses”), resulting directly or indirectly from (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction to have been caused by the gross negligence, willful misconduct, or bad faith of such Indemnitee; and (b) Escrow Agent’s following, accepting or acting upon any instructions or directions, whether joint or singular, from the Parties received in accordance with this Agreement. The Parties hereby grant Escrow Agent a right of set-off against the Escrow Deposit for the payment of any claim for indemnification, fees, expenses and amounts due to Escrow Agent or an Indemnitee. The obligations set forth in this Section 7 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

4

8.          Notices. Except as otherwise provided in Section 3, all communications or notices required or permitted to be given hereunder shall be in writing or set forth in a PDF attached to an email, and shall be delivered by facsimile, email or overnight courier only to the appropriate fax number, email address, or notice address set forth for each party as follows:

If to TheMaven:	TheMaven, Inc.
2125 Western Avenue, Suite 502
Seattle, Washington 98121
Attention: Chief Executive Officer
Fax No.: (646) 619-4966

With copies to:	Golenbock Eiseman Assor Bell & Peskoe LLP
711 Third Avenue

New York, New York 10017
Attention: Andrew D. Hudders, Esq.
Fax: (212) 754-0330

If to Company:	HubPages, Inc. c/o WeWork
1111 Broadway Floor 3
Attention: Chief Executive Officer
Tel No.: (415) 763-5698
Email Address: paul.edmondson@hubpages.com

With copies to:	Orrick, Herrington & Sutcliffe, LLP
1000 Marsh Rd
Attention: Mark W. Seneca, Esq.
Tel No.: (650) 289-7169
Fax No.: (650) 614-7401
Email Address: mseneca@orrick.com

If to Escrow Agent:	JPMorgan Chase Bank, N.A.
Escrow Services
(street address)
(City, state [country], zip [postal code])
Attention:
Fax No.:
Email Address:
[(New York) ec.escrow@jpmorgan.com/
(Houston) sw.escrow@jpmorgan.com/
(Chicago) mw.escrow@jpmorgan.com]

9.          Compliance with Court Orders. In the event that a legal garnishment, attachment, levy, restraining notice or court order is served with respect to any of the Escrow Deposit, or the delivery thereof shall be stayed or enjoined by an order of a court, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such orders so entered or issued, and in the event that Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such order be subsequently reversed, modified, annulled, set aside or vacated.

5

10.         Miscellaneous. (a) The provisions of this Agreement may be waived, altered, amended or supplemented only by a writing signed by Escrow Agent and the Parties. Neither this Agreement nor any right or interest hereunder may be assigned by any Party without the prior consent of Escrow Agent and the other Party. This Agreement shall be governed by and construed under the laws of the State of Delaware. Each Party and Escrow Agent irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Delaware. To the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such Party shall not claim, and hereby irrevocably waives, such immunity. Escrow Agent and the Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement.

(b) No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement and any joint written instruction executed by both TheMaven and the Company may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. This Agreement may be executed and transmitted by facsimile or as a PDF attached to an email and each such execution shall be of the same legal effect, validity and enforceability as a manually executed original, wet-inked signature. All signatures of the parties to this Agreement may be transmitted by facsimile or as a PDF attached to an email, and such facsimile or PDF will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties each represent, warrant and covenant that (i) each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations; (ii) such Party has full power and authority to enter into this Agreement and to perform all of the duties and obligations to be performed by it hereunder; (iii) the person(s) executing this Agreement on such Party’s behalf and certifying Authorized Representatives in the applicable Schedule 1 has been duly and properly authorized to do so, and each Authorized Representative of such Party has been duly and properly authorized to take actions specified for such person in the applicable Schedule 1. Except as expressly provided in Section 7 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Escrow Deposit or this Agreement.

[Signature Page Follows]

6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

THEMAVEN	JPMORGAN CHASE BANK, N.A.,
As Escrow Agent

By:	By:
Name:	Name:
Title:	Title:

THE COMPANY

By:
Name:
Title:

[Signature Page to Escrow Agreement]

EXHIBIT A-1

Form of Escrow Release Closing Notice – Joint Written Instructions

JPMorgan Chase Bank, N.A., Escrow Services

[Address]

[Fax No.]

[Email Address]

Date:

Re: TheMaven, Inc. and HubPages, Inc. – Escrow Agreement dated June [●], 2018

Escrow Account no. [●]

Dear Sir/Madam:

We refer to an escrow agreement dated June [●], 2018 by and among TheMaven, Inc., HubPages, Inc. and JPMorgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agreement”).

Capitalized terms in this letter that are not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

TheMaven and the Company instruct Escrow Agent to release the Escrow Deposit to [TheMaven][/OR/][the Company and the holders of Company Preferred Stock in the amounts and to the recipients set forth below:]

No.	Dollar Amount	Beneficiary	City	Country	Wire Instructions
1.					Bank:
Bank address:
ABA Number:
Credit A/C Name:
Credit A/C #:
Credit A/C Address:
If Applicable:
FFC A/C Name:
FFC A/C #:
FFC A/C Address:
2.					Bank:
Bank address:
ABA Number:
Credit A/C Name:
Credit A/C #:
Credit A/C Address:
If Applicable:
FFC A/C Name:
FFC A/C #:
FFC A/C Address:

FOR AND ON BEHALF OF THEMAVEN:

Name:
Date:
Title:

FOR AND ON BEHALF OF HUBPAGES, INC.:

Name:
Date:
Title:

EXHIBIT A-2

FORM OF SPECIFIED TERMINATION NOTICE

[Date]

JPMorgan Chase Bank, N.A.

Escrow Services

[Address]

[Fax Number]

Dear Sir/Madam:

This notice is being delivered pursuant to Section 3(a) of the Escrow Agreement, dated [●], by and among [●] (the “Escrow Agreement”). Capitalized terms in this letter that are not otherwise defined shall have their meanings set forth in the Escrow Agreement.

The Company and TheMaven hereby give notice pursuant to Section 3(a) of the Escrow Agreement that the Merger Agreement has been terminated by [[the Company][/OR/][TheMaven] pursuant to Section 11.1(b) of the Merger Agreement][/OR/][the Company pursuant to Section 11.1(e) of the Merger Agreement] and instruct the Escrow Agent to release the Escrow Deposit to the Company.

HUBPAGES, INC.

By:

Title:

Date:

THEMAVEN, INC.

By:

Title:

Date:

EXHIBIT A-3

FORM OF NON-SPECIFIED TERMINATION NOTICE

[Date]

JPMorgan Chase Bank, N.A.

Escrow Services

[Address]

[Fax Number]

Dear Sir/Madam:

This notice is being delivered pursuant to Section 3(a) of the Escrow Agreement, dated [●], by and among [●] (the “Escrow Agreement”). Capitalized terms in this letter that are not otherwise defined shall have their meanings set forth in the Escrow Agreement.

TheMaven and the Company hereby give notice pursuant to Section 3(a) of the Escrow Agreement that the Merger Agreement has been terminated by [the Company][/OR/][TheMaven] pursuant to Section 11.1[(c)][/OR/][(d)] of the Merger Agreement and instruct the Escrow Agent to release the Escrow Deposit to TheMaven.

THEMAVEN, INC.

By:

Title:

Date:

HUBPAGES, INC.

By:

Title:

Date:

Schedule 1-A

TheMaven, Inc.

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of TheMaven, Inc. (“TheMaven”), does hereby certify:

1.          That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated June [●], 2018, by and among TheMaven, Company and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by TheMaven such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) TheMaven is an individual. TheMaven acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if TheMaven nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, TheMaven agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS

(ph)__________________________
(cell)_________________________
(email)_______________________

(ph)__________________________
(cell)_________________________
(email)________________________

(ph)__________________________
(cell)_________________________
(email)________________________

2.	Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.	This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.	That pursuant to TheMaven’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of TheMaven, and that the undersigned has so executed this Designation this _____ day of June, 2018.

5.	Notwithstanding the above, if TheMaven is an individual, no signature will be required below.

Signature:

Name:

Title:

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-A

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.

Schedule 1-B

HubPages, Inc.

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, Paul Edmondson, being the duly elected, qualified and acting Chief Executive Officer of HubPages, Inc. (“Company”), does hereby certify:

1.	That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated June [●], 2018, by and among TheMaven, Company and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Company such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Company is an individual. Company acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Company nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Company agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS

Paul Edmondson		(ph)__________________________
(cell)_________________________
(email)_______________________

(ph)__________________________
(cell)_________________________
(email)________________________

(ph)__________________________
(cell)_________________________
(email)________________________

2.	Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.	This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.	That pursuant to Company’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Company, and that the undersigned has so executed this Designation this _____ day of June, 2018.

5.          Notwithstanding the above, if Company is an individual, no signature will be required below.

Signature:

Name:	Paul Edmondson

Title:	Chief Executive Officer, HubPages, Inc.

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-B

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.